UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                          (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2011
May 31, 2011

FMX Growth Allocation Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the FMX Growth Allocation Fund (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The FMX Growth Allocation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the FMX Growth Allocation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the FMX Growth Allocation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, risks related to “fund of funds” structure, derivative risk, leverage risk, short sales risk, sector risk, portfolio turnover risk, management style risk, investment advisor risk, operating risk, new fund risk, small-cap and mid-cap securities risk, and foreign securities and emerging markets risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

This Annual Report was first distributed to shareholders on or about August 1, 2011.

For More Information on Your FMX Growth Allocation Fund:

See Our Web site @ www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

July 27, 2011

Enclosed for your review is the Annual Report of the FMX Growth Allocation Fund (the “Fund”) for the period ended May 31, 2011.   From its fiscal year end of May 31, 2010, the Fund’s return underperformed its benchmark, the S&P 500 TR Index* (the S&P 500), by 783 basis points, with the fund having a one year return of 18.12% and the S&P 500 having a return of  25.95%.   Underperformance can be attributed to fund fees, as well as the Fund’s increased allocation to cash during the month of July 2010 which detracted over 2% from performance when the markets turned around. The allocation to cash, however, did help minimize losses in the months of June and August.   Other factors that detracted from the Fund’s performance include the portfolio’s allocation to small caps in January 2011 and the Fund’s exposure to energy and silver in May 2011.

Markets
It has been a volatile year for the financial markets.   The U.S. economy continues to recover slowly unable to grow fast enough to create the necessary jobs to bring down unemployment from its current level of 9.1%.  Gasoline and oil prices continued to rise weighing on consumer spending.  In the past 12 months consumer prices have increased 3.6% according to the U.S. Bureau of Labor Statistics.   The housing market remains very weak and prices of homes are currently at 2002 levels effectively wiping out a decade’s worth of home equity.  Standard & Poor’s, Moody’s and Fitch Ratings have indicated they are considering downgrading U.S. debt if Congress can’t reach an agreement on a debt ceiling increase by mid-July.

The Federal Reserve continued its quantitative easing and kept interest rates low with prices of commodities increasing as well as the cost of food.  The Fed will conclude its quantitative easing program on June 30 when they purchase $50 billion of treasuries - the final series of government bond purchases that marks the last phase of the $600 billion program launched in November 2010 to prevent another recession.

Internationally, Greece’s sovereign debt continues to weigh on stocks. Standard & Poor’s cut its rating on Greek debt by 3 notches.  China has been trying to rein in inflation by raising interest rates and increasing reserve ratios for Chinese banks.  This has caused economic concerns globally as China has cut production affecting many U.S. stocks including industrials as well as energy stocks.

Portfolio
Our investing process consists of three parts:  a core component and two tactical components.  The tactical components allow the portfolio to utilize those sectors that are performing better in the short term and include alternatives, sectors, country specific, emerging markets, etc. and the core consists of higher quality stocks that we feel will perform better over a longer term.

Our investment methodology, at times, dictates moving a portion of equities into cash.  This process is based on a set of algorithms that helps protect on the downside of the market as well as reduce the volatility and the beta of the portfolio during uncertain times in the market.

We believe that using our scoring system and adjusting the portfolio to current economic conditions gives us the ability to take advantage of those sectors and asset classes which are currently in favor.  The Fund is well diversified and has had exposure to international stocks, emerging markets and commodities including sugar, silver and energy.   Although we lagged our benchmark during the past year, we feel confident that the Fund will achieve its objective of outperforming the S&P 500 benchmark going forward.

(Continued)

The Fund offers diversification combined with a disciplined security selection approach which can help manage risks while still providing opportunities to take advantage of market gains and we remain optimistic and committed to achieving these results.

Very truly yours,

FolioMetrix LLC
Dale J Murphey, CEO and President
*You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, it returns would be lower.

FMX GROWTH ALLOCATION FUND INSTITUTIONAL CLASS SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from October 2, 2009 (Commencement of Operations) to May 31, 2011

Performance Returns for the periods ended May 31, 2011
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
FMX Growth Allocation Fund Institutional Class Shares	10.42%	28.75%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
FMX Growth Allocation Fund Institutional Class Shares	17.88%	$11,788
S&P 500 Total Return Index	35.64%	$13,564
*The Fund’s inception date – October 2, 2009 (Commencement of Operations).

This graph assumes an initial investment of $10,000 at October 2, 2009 (Commencement of Operations).  All dividends and distributions are reinvested.  This graph depicts the performance of the FMX Growth Allocation Fund Institutional Class Shares (the “Fund”) versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated February 15, 2011.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,108.90	$7.57
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.24

* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.44%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FMX GROWTH ALLOCATION FUND ADVISOR CLASS SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from February 18, 2011 (Date of Initial Public Investment) to May 31, 2011

Performance Returns for the periods ended May 31, 2011
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
FMX Growth Allocation Fund Advisor Class Shares	1.37%	29.75%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
FMX Growth Allocation Fund Advisor Class Shares	1.37%	$10,137
S&P 500 Total Return Index	0.70%	$10,070
*The Fund’s inception date – February 18, 2011 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 at February 18, 2011 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the FMX Growth Allocation Fund (the “Fund”) versus the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated February 15, 2011.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value February 18, 2011	Ending Account Value May 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,013.70	$12.35
Hypothetical (5% return before expenses)	$1,000.00	$1,012.67	$12.34

* Actual expenses are based on expenses incurred in the initial period.  The Fund’s annualized expense ratio is 2.46%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 99/365 (to reflect the initial period).

FMX GROWTH ALLOCATION FUND

Schedule of Investments

As of May 31, 2011
			Shares	Value (Note 1)

EXCHANGE TRADED PRODUCTS - 51.00%
		Emerging Global Shares INDXX Brazil Infrastructure Index Fund	17,019	$454,748
		First Trust Consumer Staples AlphaDEX Fund	34,302	869,556
	*	First Trust NYSE Arca Biotechnology Index Fund	19,595	862,962
		Global X China Consumer ETF	20,125	368,702
		iShares Dow Jones US Telecommunications Sector Index Fund	14,304	366,242
		iShares MSCI Thailand Index Fund	3,287	222,760
	*	iShares Silver Trust	12,204	458,870
		Market Vectors Indonesia Index ETF	7,020	221,341
		Powershares Dynamic Food & Beverage Portfolio	42,263	857,994
		Rydex S&P Midcap 400 Pure Growth ETF	15,914	1,411,249
	*	SPDR S&P Biotech ETF	2,935	220,829
		Utilities Select Sector SPDR Fund	10,933	369,043
		WisdomTree Dividend Ex-Financials Fund	27,065	1,421,023

		Total Exchange Traded Products (Cost $8,028,388)		8,105,319

OPEN-END FUNDS - 46.32%
		Cambiar Aggressive Value Fund	52,411	806,598
		Delaware SMID Cap Growth Fund	50,293	1,423,288
		Federated Strategic Value Dividend Fund	295,018	1,413,138
		Invesco S&P 500 Index Fund	97,430	1,434,170
	*	Oppenheimer Discovery Fund	12,484	871,243
		Principal MidCap Blend Fund	92,665	1,413,138

		Total Open-End Funds (Cost $7,291,855)		7,361,575

SHORT-TERM INVESTMENT - 2.84%
	§	HighMark 100% US Treasury Money Market Fund, 0.01%	450,975	450,975

		Total Short-Term Investment (Cost $450,975)		450,975

Total Value of Investments (Cost $15,771,218) - 100.16%				$15,917,869

Liabilities in Excess of Other Assets - (0.16)%				(26,096)

	Net Assets - 100%			$15,891,773

*	Non-income producing investment
§	Represents 7 day effective yield

				(Continued)

FMX GROWTH ALLOCATION FUND

Schedule of Investments

As of May 31, 2011

Summary of Investments by Sector

Sector	% of Net Assets	Value
Exchange Traded Products	51.00%	$8,105,319
Open-End Funds	46.32%	7,361,575
Short-term Investment	2.84%	450,975
Total	100.16%	$15,917,869

See Notes to Financial Statements

FMX GROWTH ALLOCATION FUND

Statement of Assets and Liabilities

As of May 31, 2011

Assets:
Investments, at value (cost $15,771,218)	$15,917,869
Receivables:
Investments sold	8,750,892
Fund shares sold	60,868
Dividends and interest	1
Prepaid expenses
Other expenses	472

Total assets	24,730,102

Liabilities:
Payables:
Investments purchased	8,818,751
Accrued expenses
Administration fees	10,551
Advisory fees	8,603
Other fees	424

Total liabilities	8,838,329

Net Assets	$15,891,773

Net Assets Consist of:
Capital	$13,418,400
Distributable Income:
Net investment income	-
Net realized gain on investments	2,326,722
Net unrealized appreciation on investments	146,651

Total Net Assets	$15,891,773

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	1,302,511
Net Assets	15,341,084
Net Asset Value, Offering Price and Redemption Price Per Share	$11.78

Advisor Class Shares outstanding, no par value (unlimited authorized shares)	46,405
Net Assets	550,689
Net Asset Value, Offering Price and Redemption Price Per Share	$11.87

See Notes to Financial Statements

FMX GROWTH ALLOCATION FUND

Statement of Operations

For the Year ended May 31, 2011

Investment Income:
Dividends	$63,571

Total Income	63,571

Expenses:
Advisory fees (note 2)	10,551
Administration fees (note 2)	147,398
Distribution and service fees - Advisor Class Shares (note 3)	580

Total Expenses	158,529

Net Expenses	158,529

Net Investment Loss	(94,958)

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	2,344,257
Change in unrealized appreciation on investments	146,335

Realized and Unrealized Gain on Investments	2,490,592

Net Increase in Net Assets Resulting from Operations	$2,395,634

See Notes to Financial Statements

FMX GROWTH ALLOCATION FUND

Statements of Changes in Net Assets

For the Year or period ended May 31,	2011	2010 (a)

Operations:
Net investment loss	$(94,958)	$(2,456)
Net realized gain (loss) from investment transactions	2,344,257	(8,269)
Change in unrealized appreciation on investments	146,335	316

Net Increase (Decrease) in Net Assets Resulting from Operations	2,395,634	(10,409)

Distributions to Shareholders: (note 4)
Institutional Class Shares	(9,266)	-

Decrease in Net Assets Resulting from Distributions	(9,266)	-

Capital Share Transactions:
Shares sold	28,548,365	567,308
Reinvested dividends and distributions	245	-
Shares redeemed	(15,490,104)	(110,000)

Increase from Capital Share Transactions	13,058,506	457,308

Net Increase in Net Assets	15,444,874	446,899

Net Assets:
Beginning of Year	446,899	-
End of Year	$15,891,773	$446,899

Share Information:
Institutional Class Shares
Shares sold	2,791,337	55,762
Reinvested distributions	22	-
Shares redeemed	(1,533,825)	(10,785)
Net Increase in Capital Shares	1,257,534	44,977
Shares Outstanding, Beginning of Year	44,977	-
Shares Outstanding, End of Year	1,302,511	44,977

Advisor Class Shares
Shares sold	46,405	-
Reinvested dividends and distributions	-	-
Shares redeemed	-	-
Net Increase in Capital Shares	46,405	-
Shares Outstanding, Beginning of Period	-	-
Shares Outstanding, End of Period	46,405	-

(a)	For the period from October 2, 2009 (Commencement of Operations) to May 31,2010

See Notes to Financial Statements

FMX GROWTH ALLOCATION FUND

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended May 31,	2011	2010	(c)

Net Asset Value, Beginning of Year	$9.94	$10.00

Income (Loss) from Investment Operations
Net investment loss (f)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on securities	1.92	(0.01)

Total from Investment Operations	1.85	(0.06)

Less Distributions:
Distributions (from capital gains)	(0.01)	-

Total Distributions	(0.01)	-

Net Asset Value, End of Year	$11.78	$9.94

Total Return (b)	18.12%	(0.60)%

Net Assets, End of Year (in thousands)	$15,341	$447

Average Net Assets for the Year (in thousands)	$10,871	$337

Ratios of:
Gross Expenses to Average Net Assets (e)	1.45%	1.45%	(a)
Net Expenses to Average Net Assets	1.45%	1.45%	(a)
Net Investment Income/(Loss) to Average Net Assets (f)	(0.86)%	(1.10)%	(a)

Portfolio turnover rate	658.15%	332.64%

(a) Annualized.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	For the time period from October 2, 2009 (Commencement of Operations) to May 31, 2010.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See Notes to Financial Statements		(Continued)

FMX GROWTH ALLOCATION FUND

Financial Highlights

For a share outstanding during the initial period	Advisor Class Shares
from February 18, 2011 (Date of Initial Public Investment) through May 31, 2011

Net Asset Value, Beginning of Period	$11.71

Income (Loss) from Investment Operations
Net investment loss	(0.03)
Net realized and unrealized gain on securities	0.19

Total from Investment Operations	0.16

Net Asset Value, End of Period	$11.87

Total Return (b)	1.37%

Net Assets, End of Period (in thousands)	$551

Average Net Assets for the Period (in thousands)	$206

Ratios of:
Gross Expenses to Average Net Assets	2.45%	(a)
Net Expenses to Average Net Assets	2.45%	(a)
Net Investment Income/(Loss) to Average Net Assets	(2.39)%	(a)

Portfolio turnover rate	658.15%

(a) Annualized.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See Notes to Financial Statements

FMX GROWTH ALLOCATION FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The FMX Growth Allocation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on October 2, 2009. The investment objective of the Fund is to seek capital appreciation without regard to current income.  In order to achieve its investment objective, FolioMetrix LLC (“Advisor”) will seek to invest primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund will primarily invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will primarily invest in Portfolio Funds that have a similar investment objective or that are otherwise permitted investments under the Fund’s investment policies.  The Portfolio Funds’ investments generally will include, but are not limited to, equity securities.

The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund’s investment objective while assuming risk that is no more than 20% greater than the S&P 500 Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

The Board of Trustees of the Trust approved, on November 4, 2010, a plan to authorize a new class of shares for the Fund designated as Advisor Class Shares.  On February 15, 2011, the Advisor Class Shares became effective.  The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Advisor Class Shares.  Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees.  The Advisor Class Shares are subject to distribution plan fees as described in Note 3.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Investments in funds within the FMX Growth Allocation Fund are valued based on the net asset values as reported by the underlying funds.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(Continued)

FMX GROWTH ALLOCATION FUND

Notes to Financial Statements

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: Unadjusted quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value for the fiscal year ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1		Level 2		Level 3
Exchange Traded Products	$8,105,319	$8,105,319	$	- -	$	- -
Open-End Funds	7,361,575	7,361,575		- -		- -
Short-Term Investment	450,975	-		450,975		- -
Total	$15,917,869	$15,466,894		$450,975	$	- -

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

FMX GROWTH ALLOCATION FUND

Notes to Financial Statements

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% if the average daily net assets are under $11 million and gradually increases to a maximum annual rate of 0.95% if the average daily net assets are $39 million or more.   The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund, as of the last day of each month by the highest applicable annual rate.  In accordance with these terms, the Fund paid $10,551 in advisory fees for the fiscal year ended May 31, 2011.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the  maximum of 1.45% of the average daily net assets of the Fund to be paid by the Fund to the administrator under its consolidated fee arrangement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 1.45% if the average daily net assets are under $11 million and gradually decreases to an annual rate of 0.175% once the average daily net assets reach $370 million or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund paid $147,398 in administration fees for the fiscal year ended May 31, 2011.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

(Continued)

FMX GROWTH ALLOCATION FUND

Notes to Financial Statements

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.	Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Advisor Class Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 1.00% per annum of the average daily net assets of the Advisor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Advisor Class Shares or servicing of Advisor Class shareholder accounts. For the year ended May 31, 2011, $580 in fees were incurred by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year	Purchases of Securities	Proceeds from Sales of Securities
June 1, 2010 - May 31, 2011	$79,403,057	$66,702,557

There were no long-term purchases or sales of U.S Government Obligations during the six month period ended May 31, 2011.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the year ended May 31, 2011 there were no differences between the book and the tax treatment of the distributions.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2011, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties.

(Continued)

FMX GROWTH ALLOCATION FUND

Notes to Financial Statements

At May 31, 2011, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$15,771,262

Unrealized Appreciation	$167,777
Unrealized Depreciation	(21,442)
Net Unrealized Appreciation (Depreciation) Undistributed Ordinary Income	146,335 2,231,023
Undistributed Long Term Gains	-

Distributable Earnings	$2,337,358

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

8.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

BROOKWEINER L.L.C.[SM]
Certified Public Accountants • Business Consultants

125 South Wacker Drive • 10th Floor • Chicago, Illinois 60606-4433
Email: bwmail@brookweiner.com • Web: www.brookweiner.com
312.629.0900 • Fax: 312.629.0901

Members of the firm:
Rosanne B. Andersen
Sherwin A. Brook
Gordon M. Johnson
Elwood Kreger
Howard Leon
Donald E. Rattner
Allen D. Sered
David Weinberg
Sheldon Weiner

Robert J. Krawitz
(1942-2002)
Richard A. Sandlow
(1929-2000)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders,
Trustees, and
Audit Committee of
FMX Growth Allocation Fund

We have audited the accompanying statement of assets and liabilities of the FMX Growth Allocation Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments, as of May 31, 2011, and the related statements of operations for the year ended May 31, 2011, the statements of changes in net assets and the financial highlights for the year ended May 31, 2011 and the period from October 2, 2009 (Commencement of Operations) to May 31, 2010 . These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMX Growth Allocation Fund as of May 31, 2011, the results of its operations for the year then ended and its changes in its net assets, and the financial highlights for the year ended and the period from October 2, 2009 (Commencement of Operations) to May 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

BrookWeiner L.L.C.

Chicago, Illinois
July 12, 2011

FMX GROWTH ALLOCATION FUND

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $2,000 during the fiscal year ended May 31, 2011 from the Fund for their services to the Fund and Trust.

(Continued)

FMX GROWTH ALLOCATION FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 79	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	11
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; the Giordano Investment Trust  for the one series of that Trust; Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006; New Providence Investment Trust for its one series 1999 until 2010; (all registered investment companies).

James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	11
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp. Previously, Independent Trustees of the New Providence Investment Trust for the one series of that trust from 2009 until 2010 (a registered investment company);

J. Buckley Strandberg Age: 51	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	11	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991to 2006
Michael G. Mosley Age: 58	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	11	None

(Continued)

FMX GROWTH ALLOCATION FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 75	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008	11
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Other Officers
Robert G. Fontana Age: 41 5950 Fairview Road Suite 610-A Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a
D. Jerry Murphey Age: 53 821 Pacific Street Omaha, NE 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a
Julie M. Koethe Age: 30 821 Pacific Street Omaha, NE 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a

(Continued)

FMX GROWTH ALLOCATION FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew R. Lee Age: 29 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
James C. Roumell Age: 49 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC since 1998	n/a	n/a
Craig L. Lukin Age:43 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10
Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007; Research Analyst at Roumell Asset Management, LLC from 2003-2007; Private Equity Analyst for Dent & Company, Inc. from 2000-2002; Corporate Value Consulting Manager for PricewaterhouseCoopers, LLP from 1994-2000
				n/a	n/a
T. Lee Hale, Jr. Age: 33	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Director of Financial Reporting for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 34	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

FMX Growth Allocation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	FolioMetrix, LLC
116 South Franklin Street	821 Pacific Street
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Omaha, Nebraska 68108

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	888-952-4807

World Wide Web @: ncfunds.com	World Wide Web @: foliometrix.com

Annual Report 2011
May 31, 2011

FMX Total Return Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the FMX Total Return Fund (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The FMX Total Return Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the FMX Total Return Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the FMX Total Return Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, risks related to “fund of funds” structure, derivative risk, leverage risk, short sales risk, sector risk, portfolio turnover risk, management style risk, investment advisor risk, operating risk, new fund risk, interest rate and credit risk, high-yield risk, inflation risk, risks of investing in corporate debt securities, risks of investing in convertible securities, and risks of investing in Treasury Inflation-Protected Securities. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

This Annual Report was first distributed to shareholders on or about August 1, 2011.

For More Information on Your FMX Total Return Fund:

See Our Web site @ www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

July 26, 2011

Enclosed for your review is the Annual Report of the FMX Total Return Fund (the "Fund") for the month end of May 31, 2011.  From its fiscal year end of May 31, 2010, the Fund's total return has trailed its benchmark, the BarCap US Agg Bond TR* (the "BarCap"), by 97 basis points, with the Fund having a return of 4.87%, and the BarCap having a return of 5.84%.  The standard deviations of these returns on a monthly basis were 1.70 and 2.87 for the Fund and the BarCap, respectively.

Markets

The fixed income markets have experienced quite a bit of volatility over the past year.  The yields on the 10-Year US Treasury decreased to about 2.40% in October of 2010 and subsequently increased to around 3.70% towards the beginning of February 2011.  Since those highs the yields are currently sitting around 3.00%.

The US Dollar has continued to weaken throughout the year, allowing emerging markets and other non-dollar denominated fixed income investments to be an attractive alternative.  Junk bond yields have returned to their pre-financial crisis levels.

Outlook on the possibility of the Fed raising the target overnight rate has diminished and it can be anticipated that low rates will remain for the time being.  With the 10-Year yields so low, it gives the impression that bond market participants are relatively unconcerned about inflation fears in the near term.

Portfolio

Whether or not rates remain as low as they are currently are or other downgrades on the outlook of the United States present themselves, the Fund is well positioned to weather the storm.  Weightings in high yield and emerging markets debt have had positive impact on the Fund’s return.

The eventual decline in high yield fixed income investments remains a concern and the Fund has been decreasing its allocation towards these investments as of late.  The duration of the portfolio is being kept in check and currently is sitting just above 3 years.

We have been steadily moving away from US debt in the Opportunistic and Global All Cap segments of our portfolio and have a large percentage of the portfolio in short and ultra-short investments which tremendously add to the stability in the overall portfolio.

Very truly yours,

FolioMetrix LLC
Dale J Murphey, CEO and President

*You cannot invest directly in this index.  The index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

FMX TOTAL RETURN FUND INSTITUTIONAL CLASS SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from October 2, 2009 (Commencement of Operations) to May 31, 2011

Performance Returns for the periods ended May 31, 2011
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
FMX Total Return Fund Institutional Class Shares	3.34%	123.05%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
FMX Total Return Fund Institutional Class Shares	5.61%	$10,561
Barclays Capital Aggregate Index	9.71%	$10,971
*The Fund’s inception date – October 2, 2009 (Date of Commencement of Operations).

This graph assumes an initial investment of $10,000 at October 2, 2009 (Commencement of Operations).  All dividends and distributions are reinvested.  This graph depicts the performance of the FMX Total Return Fund Institutional Class Shares (the “Fund”) versus the Barclays Capital Aggregate Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated February 15, 2011.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,028.30	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$5.99

* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.19%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FMX TOTAL RETURN FUND ADVISOR CLASS SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from February 25, 2011 (Date of Initial Public Investment) to May 31, 2011

Performance Returns for the periods ended May 31, 2011
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
FMX Total Return Fund Advisor Class Shares	1.10%	124.05%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
FMX Total Return Fund Advisor Class Shares	1.10%	$10,110
Barclays Capital Aggregate Index	2.81%	$10,281
*The Fund’s inception date – February 25, 2011 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 at February 25, 2011 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the FMX Total Return Fund Advisor Class Shares (the “Fund”) versus the Barclays Capital Aggregate Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated February 15, 2011.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example – As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value February 25, 2011	Ending Account Value May 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,012.00	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.10
* Actual expenses are based on expenses incurred in the initial period.  The Fund’s annualized expense ratio is 2.21%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 93/365 (to reflect the initial period).

FMX TOTAL RETURN FUND

Schedule of Investments

As of May 31, 2011
		Shares		Value (Note 1)

OPEN-END FUNDS - 96.24%

Columbia Emerging Markets Bond Fund		5,851		$67,697
Permanent Versatile Bond Portfolio		5,707		338,653
PIMCO Emerging Local Bond Fund		6,174		68,351
RidgeWorth Institutional US Government Ultra Short Bond Fund		33,480		338,485
TCW Emerging Markets Income Fund		7,590		67,473
Touchstone Ultra Short Duration Fixed Income Fund		35,222		338,485
AllianceBernstein Bond Fund Inc - High Income Fund		17,526		162,818
Columbia Funds Series Trust I - Strategic Income Fund		26,679		162,473
Dodge & Cox Income Fund		24,980		338,733
Eaton Vance Global Macro Absolute Return Fund		33,184		339,136
Loomis Sayles Bond Fund		10,874		163,116
Oppenheimer Champion Income Fund		34,015		68,030
PIMCO Income Fund		14,116		162,473
PIMCO Total Return Fund		73,516		813,090
RidgeWorth High Income Fund		9,198		67,878
SIT US Government Securities Fund		29,822		338,779
USAA High-Yield Opportunities Fund		7,728		67,697
Virtus Multi-Sector Fixed Income Fund		14,663		162,761

Total Open-End Funds (Cost $4,061,567)				4,066,128

SHORT-TERM INVESTMENT - 5.49%
§	HighMark 100% US Treasury Money Market Fund, 0.01%	231,728		231,728

Total Short-Term Investment (Cost $231,728)				231,728

Total Value of Investments (Cost $4,293,295) - 101.73%				$4,297,856

Liabilities in Excess of Other Assets - (1.73)%				(73,098)

Net Assets - 100%				$4,224,758

§ Represents 7 day effective yield

	Summary of Investments by Sector

Sector	% of Net Assets		Value
Open-End Funds	96.24%		$4,066,128
Short-term Investment	5.49%		231,728
Total	101.73%		$4,297,856

See Notes to Financial Statements

FMX TOTAL RETURN FUND

Statement of Assets and Liabilities

As of May 31, 2011

Assets:
Investments, at value (cost $4,293,295)	$4,297,856
Receivables:
Investments sold	289,324
Fund shares sold	127

Total assets	4,587,307

Liabilities:
Payables:
Investments purchased	358,097
Accrued expenses
Administration fees	4,203
Other	249

Total liabilities	362,549

Net Assets	$4,224,758

Net Assets Consist of:
Capital	$4,184,740
Distributible income:
Net investment income	33,773
Net realized gain on investments	1,683
Net unrealized appreciation on investments	4,562

Total Net Assets	$4,224,758

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	380,843
Net Assets	3,915,867
Net Asset Value, Offering Price and Redemption Price Per Share	$10.28

Advisor Class Shares outstanding, no par value (unlimited authorized shares)	30,556
Net Assets	308,891
Net Asset Value, Offering Price and Redemption Price Per Share	$10.11

See Notes to Financial Statements

FMX TOTAL RETURN FUND

Statement of Operations

For the Year ended May 31, 2011

Investment Income:
Dividends	$154,307

Total Income	154,307

Expenses:
Administration fees (note 2)	37,412
Distribution and service fees - Advisor Class Shares (note 3)	373

Total Expenses	37,785

Net Expenses	37,785

Net Investment Income	116,522

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	1,682
Change in unrealized appreciation on investments	3,527

Realized and Unrealized Gain on Investments	5,209

Net Increase in Net Assets Resulting from Operations	$121,731

FMX TOTAL RETURN FUND

Statements of Changes in Net Assets

For the Year or period ended May 31,	2011	2010 (a)

Operations:
Net investment income	$116,522	$83
Net realized gain from investment transactions	1,682	1
Change in unrealized appreciation on investments	3,527	1,035

Net Increase in Net Assets Resulting from Operations	121,731	1,119

Distributions to Shareholders: (note 5)
Net investment income
Institutional Class Shares	(82,832)	-

Decrease in Net Assets Resulting from Distributions	(82,832)	-

Capital Share Transactions:
Shares sold	9,467,016	168,833
Reinvested dividends and distributions	3,288	-
Shares redeemed	(5,414,397)	(40,000)

Increase from Capital Share Transactions	4,055,907	128,833
Net Increase in Net Assets	4,094,806	129,952

Net Assets:
Beginning of Period	129,952	-
End of Period	$4,224,758	$129,952

Share Information:
Institutional Class Shares
Shares sold	898,476	16,906
Reinvested distributions	328	-
Shares redeemed	(530,867)	(4,000)
Net Increase in Capital Shares	367,937	12,906
Shares Outstanding, Beginning of Year	12,906	-
Shares Outstanding, End of Year	380,843	12,906

Advisor Class Shares
Shares sold	30,556	-
Reinvested dividends and distributions	-	-
Shares redeemed	-	-
Net Increase in Capital Shares	30,556	-
Shares Outstanding, Beginning of Period	-	-
Shares Outstanding, End of Period	30,556	-

(a) For the period from October 2, 2009 (Commencement of Operations) to May 31, 2010

See Notes to Financial Statements

FMX TOTAL RETURN FUND

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended May 31,	2011	2010	(d)

Net Asset Value, Beginning of Year	$10.07	$10.00

Income from Investment Operations
Net investment income	0.35	0.00	(c)
Net realized and unrealized gain on securities	0.13	0.07

Total from Investment Operations	0.48	0.07

Less Distributions:
Dividends (from net investment income)	(0.27)	-

Total Distributions	(0.27)	-

Net Asset Value, End of Year	$10.28	$10.07

Total Return (b)	4.87%	0.70%

Net Assets, End of Year (in thousands)	$3,916	$130

Average Net Assets for the Year (in thousands)	$3,089	$76

Ratios of:
Gross Expenses to Average Net Assets (e)	1.20%	1.20%	(a)
Net Expenses to Average Net Assets	1.20%	1.20%	(a)
Net Investment Income/(Loss) to Average Net Assets (f)	3.77%	0.17%	(a)

Portfolio turnover rate	218.16%	48.89%

(a) Annualized.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c) Actual amount is less than $0.01 per share.
(d)	For the time period from October 2, 2009 (Commencement of Operations) to May 31, 2010.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

		(Continued)

FMX TOTAL RETURN FUND

Financial Highlights

For a share outstanding during the initial period	Advisor Class Shares
from February 25, 2011 (Date of Initial Public Investment) through May 31, 2011

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income	0.00	(c)
Net realized and unrealized gain on securities	0.11

Total from Investment Operations	0.11

Net Asset Value, End of Period	$10.11

Total Return (b)	1.10%

Net Assets, End of Period (in thousands)	$309

Average Net Assets for the Period (in thousands)	$142

Ratios of:
Gross Expenses to Average Net Assets (d)	2.20%	(a)
Net Expenses to Average Net Assets	2.20%	(a)
Net Investment Income/(Loss) to Average Net Assets (e)	0.26%	(a)

Portfolio turnover rate	218.16%

(a) Annualized.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c) Actual amount is less than $0.01 per share.
(d) Does not include expenses of the investment companies in which the Fund invests.
(e)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

FMX TOTAL RETURN FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The FMX Total Return Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on October 2, 2009. The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.  In order to achieve its investment objective, FolioMetrix LLC (“Advisor”) will seek to invest primarily in no-load, institutional, and exchange-traded funds (“Portfolio Funds”).  Although the Fund will primarily invest in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees in excess of 0.25%.  The Fund will primarily invest in Portfolio Funds that have a similar investment objective or that are otherwise permitted investments under the Fund’s investment policies.  The Portfolio Funds’ investments generally will include, but are not limited to, fixed income securities (such as bonds, corporate debt securities, convertible securities, TIPS and other treasuries).

The Advisor uses a proprietary screening process to select Portfolio Funds for investment.  The screening process includes analysis of sector and asset allocations, total returns, and risk data.  The Advisor will seek to construct portfolios that achieve the Fund’s investment objective while assuming risk that is no greater than the BarCap U.S. Aggregate Index.  The Advisor will generally sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund’s portfolio needs to be rebalanced.

The Board of Trustees of the Trust approved, on November 4, 2010, a plan to authorize a new class of shares for the Fund designated as Advisor Class Shares.  On February 15, 2011, the Advisor Class Shares became effective.  The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Advisor Class Shares.  Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees.  The Advisor Class Shares are subject to distribution plan fees as described in Note 3.  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Investments in funds within the FMX Total Return Fund are valued based on the net asset values as reported by the underlying funds.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(Continued)

FMX TOTAL RETURN FUND

Notes to Financial Statements

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value for the fiscal year ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1		Level 2		Level 3
Open-End Funds	$4,066,128	$4,066,128	$	- -	$	- -
Short-Term Investment	231,728	- -		231,728		- -
Total	$4,297,856	$4,066,128		$231,728	$	- -

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

(Continued)

FMX TOTAL RETURN FUND

Notes to Financial Statements

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.  Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The minimum annual rate is 0.00% if the average daily net assets are under $13 million and gradually increases to a maximum annual rate of 0.70% if the average daily net assets are $41 million or more.  The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate. In agreement with these terms, the Fund paid no investment advisory fees for the fiscal year ended May 31, 2011.

The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the  maximum of 1.20% of the average daily net assets of the Fund to be paid by the Fund to the administrator under its consolidated fee arrangement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 1.20% if the average daily net assets are under $13 million and gradually decreases to an annual rate of 0.175% once the average daily net assets reach $370 million or more.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation:  the fees and expenses of its independent accountants, of its legal counsel, and of its Trustees; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.  The Fund paid $37,412 in administration fees for the fiscal year ended May 31, 2011.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

(Continued)

FMX TOTAL RETURN FUND

Notes to Financial Statements

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.  Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”) for the Investor Class Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 1.00% per annum of the average daily net assets of the Advisor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Advisor Class Shares or servicing of Advisor Class shareholder accounts. For the year ended May 31, 2011, $373 in fees were incurred by the Distributor.

4.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2011	$9,846,946	$5,929,798

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2011.

5.  Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the year ended May 31, 2011 there were no difference between the book and the tax treatment of the distributions.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2011, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties.

(Continued)

FMX TOTAL RETURN FUND

Notes to Financial Statements

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the fiscal year ended May 31, 2011, there were no reclassifications necessary.

At May 31, 2011, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$4,299,795

Unrealized Appreciation	$32,324
Unrealized Depreciation	(28,798)
Net Unrealized Appreciation (Depreciation)	3,526
Undistributed Ordinary Income	41,955
Undistributed Long-Term Gains	-

Distributable Earnings	$45,481

6.  Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.  New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

8.  Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders, Trustees and
Audit Committee of FMX Total Return Fund

We have audited the accompanying statement of assets and liabilities of the FMX Total Return Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments as of May 31, 2011, and the related statements of operations for the year ended May 31, 2011, the statements of changes in net assets, and the financial highlights for the year ended May 31, 2011 and the period from October 2, 2009 (Commencement of Operations) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of May 31, 2011, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMX Total Return Fund as of May 31, 2011, and the results of its operations for the year then ended, the changes in net assets, and the financial highlights for the year ended May 31, 2011 and the period from October 2, 2009 (Commencement of Operations) to May 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

BrookWeiner L.L.C.

Chicago, Illinois
July 12, 2011

FMX TOTAL RETURN FUND

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q is available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $2,000 during the fiscal year ended May 31, 2011 from the Fund for their services to the Fund and Trust.

(Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 79	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	11
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; the Giordano Investment Trust  for the one series of that Trust; Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006; New Providence Investment Trust for its one series 1999 until 2010; (all registered investment companies).

James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	11
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp. Previously, Independent Trustees of the New Providence Investment Trust for the one series of that trust from 2009 until 2010 (a registered investment company);

J. Buckley Strandberg Age: 51	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	11	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991to 2006
Michael G. Mosley Age: 58	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	11	None

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 75	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008	11
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Other Officers
Robert G. Fontana Age: 41 5950 Fairview Road Suite 610-A Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a
D. Jerry Murphey Age: 53 821 Pacific Street Omaha, NE 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a
Julie M. Koethe Age: 30 821 Pacific Street Omaha, NE 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a

(Continued)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew R. Lee Age: 29 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
James C. Roumell Age: 49 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC since 1998	n/a	n/a
Craig L. Lukin Age:43 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10
Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007; Research Analyst at Roumell Asset Management, LLC from 2003-2007; Private Equity Analyst for Dent & Company, Inc. from 2000-2002; Corporate Value Consulting Manager for PricewaterhouseCoopers, LLP from 1994-2000
				n/a	n/a
T. Lee Hale, Jr. Age: 33	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Director of Financial Reporting for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 34	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

FMX Total Return Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	FolioMetrix, LLC
116 South Franklin Street	821 Pacific Street
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Omaha, Nebraska 68108

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	888-952-4807

World Wide Web @: ncfunds.com	World Wide Web @: foliometrix.com

Annual Report 2011
May 31, 2011

Caritas All-Cap Growth Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Caritas All-Cap Growth Fund (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Caritas All-Cap Growth Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Caritas All-Cap Growth Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Caritas All-Cap Growth Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Market risk, portfolio turnover risk, investment advisor risk, new fund risk, general uncertainty concerning future regulatory changes, short sales risk, small-cap and mid-cap securities risk, micro-cap securities risk, and risks related to investing in other investment companies. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.caritascapital.com.

This Annual Report was first distributed to shareholders on or about August 1, 2011.

For More Information on Your Caritas All-Cap Growth Fund:

See Our Web site @ www.caritascapital.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

5950 Fairview Road, Suite 610-A
Charlotte, NC 28210
(704) 553-8778 ~ Fax (704) 552-8757
Email:  bfontana@caritascapital.com
www.caritascapital.com
June 22, 2011

Dear Fellow Shareholders of the Caritas All-Cap Growth Fund:

Enclosed for your review is the Annual Report for the Caritas All-Cap Growth Fund (the “Fund”) for the fiscal year ending May 31, 2011.  The Fund formally launched on December 31, 2009, so we have chosen to incorporate 17 months of performance in our letter for this report.  Going forward, we will discuss only the annual period from the fiscal year.  We have been pleased with the performance of the Fund in what has been a relatively volatile market.  The Fund performed well compared to its benchmark (the Russell 3000 Growth Index) during this period, and has done so with less market risk due to our hedging activity and relatively high cash levels.  The Fund’s performance over this period is shown in the table below:

	Returns from June 1, 2010 - May 31, 2011	Returns from December 31, 2009 - May 31, 2011
Caritas All-Cap Growth Fund (without load)	22.34%	27.35%
Caritas All-Cap Growth Fund (with load)	15.30%	20.03%
Russell 3000 Growth Index*	30.02%	27.76%
S&P 500 Index*	25.95%	24.06%

*You cannot invest directly in this index.  This index does not have an investment advisor and does not pay any commissions, expenses, or taxes.  If this index did pay commissions, expenses, or taxes, its returns would be lower.

We should note that we do not manage the Fund to any specific benchmark, as the investment strategy incorporates elements that the major benchmarks simply do not capture (i.e. hedging, periods of high levels of cash, etc.).   Our current investment philosophy is that we are in a multi-year period of returns for the equity markets that are below historical averages, and we will likely be in such a market for the next several years.  As a result, we believe that the Fund should be managed in a way that is atypical from how mutual funds have traditionally been managed.  Specifically, we believe that investors should have:

•
Sensitivity to both growth characteristics and valuation levels for individual stocks.  We seek to achieve this by focusing on a “growth at a reasonable price” (GARP) investment approach, where we look for companies across all market capitalizations with healthy growth prospects that we believe are not yet reflected in their stock prices; and

•
The ability to preserve capital in down market periods.  We seek to achieve this by buying short Exchange Traded Funds (ETFs), which typically increase in value when the market declines.  We are also willing to hold relatively high levels of cash (over 10%) if we do not find stocks that meet our investment criteria.  In addition, we focus heavily on risk/reward characteristics of each stock, and seek to purchase stocks that we believe have limited downside compared to their upside potential.

In our opinion, the equity markets thus far in 2011 are in a tug-of-war between those that believe the global economy is in recovery mode and those that believe the global economy could dip back into recession.  Most recently, the economic data has shown a notable slowdown with the US economy showing less growth in the first quarter of 2011 than in the fourth quarter of 2010, jobless claims beginning to increase again, and manufacturing activity starting to ease.  This has caused increased volatility in the equity markets, with the major averages down for 6 weeks in a row as I write this letter.  That is an unusual phenomenon for the markets, even during difficult market periods.  It is also a prime example of why we believe it is appropriate for our Fund to seek to preserve capital through hedging tools and relatively high cash levels.

Most recently, in large part due to the recent pullback in the markets, the number of stocks that meet our risk/reward investment criteria has increased, which historically has been a good indicator for the equity markets.  While there are numerous concerns in the market today, we do not believe that our economy is about to fall off an economic precipice.  Rather, we believe that the current slowdown is symptomatic of the normal fits and starts of an economic recovery.  So we are hopeful for the markets in the coming quarters.  With that said, we will continue to use our hedging tools to help lessen the risk in the portfolio.  And we will continue to remain disciplined to our GARP investment philosophy with a focus on stocks that have attractive risk/reward characteristics.   We believe that such discipline, in combination with the hedging and relatively high cash levels, should result in attractive returns for the Fund during this period of below historical average equity returns.

I invite any current or prospective shareholder to call or email me directly to discuss the Caritas All-Cap Growth Fund and our investment approach.

Very truly yours,

Bob Fontana, CFA
Caritas Capital, LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The performance information quoted above represents past performance and past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data, current to the most recent month end, may be obtained by calling the Fund at (800)773-3863.  Fee waivers and expense reimbursements have positively impacted Fund performance.  An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  The Fund’s Prospectus contains this and other important information.  For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

CARITAS ALL-CAP GROWTH FUND

Performance Update - $10,000 Investment (Unaudited)

For the period from January 4, 2010 (Date of Initial Public Investment) to May 31, 2011

Performance Returns for the period ended May 31, 2011
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
Caritas All-Cap Growth Fund – No Sales Load	18.65%	5.61%
Caritas All-Cap Growth Fund – 5.75% Maximum Sales Load	13.78%	5.61%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Caritas All-Cap Growth Fund – No Sales Load	27.35%	$12,735
Caritas All-Cap Growth Fund – 5.75% Maximum Sales Load	20.03%	$12,003
Russell 3000 Total Return Growth Index	27.76%	$12,776
*The Fund’s inception date – January 4, 2010 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 (9,425 after maximum sales load of 5.75%) at January 4, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Caritas All-Cap Growth Fund (the “Fund”) versus the Russell 3000 Total Return Growth Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated September 28, 2010.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.caritascapital.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example –  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that  the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments.  Therefore, the last line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,024.00	$10.33
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80

* Actual expenses are based on expenses incurred in the most recent six-month period.  The Fund’s annualized six-month expense ratio is 1.95%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CARITAS ALL-CAP GROWTH FUND

Schedule of Investments

As of May 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 75.86%

Consumer Discretionary - 10.59%
*	Ascena Retail Group, Inc.	6,000	$200,760
	CBS Corp.	9,750	272,512
*	Ford Motor Co.	13,400	199,928
*	Krispy Kreme Doughnuts, Inc.	30,000	251,700
			924,900
Consumer Staples - 4.01%
	Diamond Foods, Inc.	2,425	180,493
*	Primo Water Corp.	12,000	169,800
			350,293
Energy - 5.48%
	Arch Coal, Inc.	7,200	215,273
*	Dresser-Rand Group, Inc.	5,000	262,800
			478,073
Financials - 2.17%
	MetLife, Inc.	4,300	189,587
			189,587
Health Care - 16.01%
*	Alexion Pharmaceuticals, Inc.	3,000	142,260
*	Catalyst Health Solutions, Inc.	4,100	250,223
	CR Bard, Inc.	1,675	187,231
	Quality Systems, Inc.	2,300	197,984
*	Questcor Pharmaceuticals, Inc.	15,000	346,050
μ	Teva Pharmaceutical Industries Ltd.	5,375	273,588
			1,397,336
Industrials - 17.66%
	Briggs & Stratton Corp.	10,450	217,987
	Chicago Bridge & Iron Co. NV	5,300	201,771
*	EnerSys	5,950	213,010
	Goodrich Corp.	2,500	218,250
*	Hertz Global Holdings, Inc.	14,000	226,100
*	Quality Distribution, Inc.	13,000	156,130
	Stanley Black & Decker, Inc.	3,000	221,550
*	Wabash National Corp.	9,000	87,030
			1,541,828

See Notes to Financial Statements			(Continued)

CARITAS ALL-CAP GROWTH FUND

Schedule of Investments

As of May 31, 2011
			Shares	Value (Note 1)

COMMON STOCKS - (Continued)

	Information Technology - 15.44%
		Applied Materials, Inc.	16,000	$220,480
	*	Cavium Networks, Inc.	4,900	217,952
	*	Cirrus Logic, Inc.	15,100	248,395
	*	Cypress Semiconductor Corp.	10,200	238,884
	*	Ultratech, Inc.	8,000	254,160
		VeriSign, Inc.	4,800	168,096
				1,347,967
	Materials - 4.50%
		Agrium, Inc.	2,400	211,248
	μ	BHP Billiton Ltd.	1,900	181,336
				392,584

		Total Common Stocks (Cost $5,042,389)		6,622,568

	EXCHANGE TRADED PRODUCTS - 7.72%
	*	ProShares Short MidCap 400	9,000	266,580
	*	ProShares UltraShort Russell2000 Growth	3,600	134,928
	*	ProShares UltraShort S&P500	6,700	134,543
	*	ProShares UltraShort Technology	2,500	137,700

		Total Exchange Traded Products (Cost $658,123)		673,751

SHORT-TERM INVESTMENT - 16.33%
	§	HighMark 100% US Treasury Money Market Fund, 0.01%	1,425,708	1,425,708

		Total Short-term Investment (Cost $1,425,708)		1,425,708

Total Value of Investments (Cost $7,126,220) - 99.91%				$8,722,027

Other Assets Less Liabilities - 0.09%				8,057

	Net Assets - 100%			$8,730,084

*	Non-income producing investment
§	Represents 7 day effective yield
μ	American Depositary Receipt

	The following acronyms are used in this portfolio:
	PLC - Public Limited Company (British)
	NV - Naamloze Vennootschap

See Notes to Financial Statements				(Continued)

CARITAS ALL-CAP GROWTH FUND

Schedule of Investments

As of May 31, 2011

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	10.59%	$924,900
Consumer Staples	4.01%	350,293
Energy	5.48%	478,073
Exchange Traded Products	7.72%	673,751
Financials	2.17%	189,587
Health Care	16.01%	1,397,336
Industrials	17.66%	1,541,828
Information Technology	15.44%	1,347,967
Materials	4.50%	392,584
Short-term Investment	16.33%	1,425,708
Total	99.91%	$8,722,027

See Notes to Financial Statements

CARITAS ALL-CAP GROWTH FUND

Statement of Assets and Liabilities

As of May 31, 2011

Assets:
Investments, at value (cost $7,126,220)	$8,722,027
Receivables:
Investments sold	160,315
Fund shares sold	1,766
Dividends and interest	6,094
Prepaid expenses
Fund accounting fees	2,250
Compliance services fees	781
Other expenses	10,645

Total assets	8,903,878

Liabilities:
Payables:
Investments purchased	119,376
Fund shares repurchased	13,000
Accrued expenses
Fund accounting fees	10
Other expenses	18,326
Disbursements in excess of cash on demand deposit	23,082

Total liabilities	173,794

Net Assets	$8,730,084

Net Assets Consist of:
Capital	$7,050,520
Distributable income:
Accumulated net investment loss	(75,531)
Undistributed net realized gain on investments	159,288
Net unrealized appreciation on investments	1,595,807

Total Net Assets	$8,730,084
Shares Outstanding, no par value (unlimited authorized shares)	687,453
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$12.70

Maximum Offering Price Per Share ($12.70 ÷ 94.25%)	$13.47

(a)	The Fund charges a redemption fee of 2% of the amount redeemed on redemptions of fund shares occurring within 30 days following the issuance of such shares.

See Notes to Financial Statements

CARITAS ALL-CAP GROWTH FUND

Statement of Operations

For the fiscal year ended May 31, 2011

Investment Income:
Dividends	$58,471
Other Income	20

Total Investment Income	58,491

Expenses:
Advisory fees (note 2)	85,283
Administration fees (note 2)	35,826
Transfer agent fees (note 2)	21,996
Fund accounting fees (note 2)	27,681
Compliance service fees (note 2)	10,500
Custody fees (note 2)	5,188
Distribution and service fees (note 3)	17,057
Registration and filing administration fees (note 2)	1,137
Legal fees	1,783
Audit and tax preparation fees	12,700
Registration and filing expenses	7,774
Trustee fees and meeting expenses	8,166
Securities pricing fees	3,178
Other operating expenses	7,937

Total Expenses	246,206

Expenses reimbursed by advisor (note 2)	(22,687)
Advisory fees waived (note 2)	(88,006)
Compliance service fees waived (note 2)	(1,491)

Net Expenses	134,022

Net Investment Loss	(75,531)

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	159,288
Change in unrealized appreciation on investments	1,346,135

Realized and Unrealized Gain on Investments	1,505,423

Net Increase in Net Assets Resulting from Operations	$1,429,892

See Notes to Financial Statements

CARITAS ALL-CAP GROWTH FUND

Statements of Changes in Net Assets

For the fiscal year ended May 31,	2011	2010 (a)

Operations:
Net investment loss	$(75,531)	$(18,683)
Net realized gain from investment transactions	159,288	38,574
Change in unrealized appreciation on investments	1,346,135	249,672

Net Increase in Net Assets Resulting from Operations	1,429,892	269,563

Distributions to Shareholders: (note 5)
Net realized gain from investment transactions	(19,891)	-

Decrease in Net Assets Resulting from Distributions	(19,891)	-

Capital Share Transactions:
Shares sold	3,118,853	4,666,086
Redemeption fees	-	48
Reinvested dividends and distributions	5,628	-
Shares redeemed	(668,356)	(71,739)

Increase from Capital Share Transactions	2,456,125	4,594,395

Net Increase in Net Assets	3,866,126	4,863,958

Net Assets:
Beginning of Year	4,863,958	-
End of Year	$8,730,084	$4,863,958

Share Information:
Shares Sold	274,596	474,102
Reinvested distributions	473	-
Shares redeemed	(54,884)	(6,834)
Net Increase in Capital Shares	220,185	467,268
Shares Outstanding, Beginning of Year	467,268	-
Shares Outstanding, End of Year	687,453	467,268

(a) For the time period from January 4, 2010 (Date of Initial Public Investments ) to May 31, 2010

See Notes to Financial Statements

CARITAS ALL-CAP GROWTH FUND

Financial Highlights

For a share outstanding during the
fiscal year or period ended May 31,	2011		2010 (f)

Net Asset Value, Beginning of Year	$10.41		$10.00

Income (Loss) from Investment Operations
Net investment loss	(0.11)		(0.04)
Net realized and unrealized gain on securities	2.43		0.45

Total from Investment Operations	2.32		0.41

Less Distributions:
Paid in capital (from redemption fees) (note 1)	0.00	(a)	0.00	(a)
Distributions (from capital gains)	(0.03)		0.00

Total Distributions	(0.03)		0.00

Net Asset Value, End of Year	$12.70		$10.41

Total Return (c)(d)	22.34%		4.10%

Net Assets, End of Year (in thousands)	$8,730		$4,864

Average Net Assets for the Year (in thousands)	$6,825		$3,456

Ratios of:
Gross Expenses to Average Net Assets (e)	3.61%		5.56%	(b)
Net Expenses to Average Net Assets (e)	1.96%		1.91%	(b)
Net Investment Loss to Average Net Assets	(1.11)%		(1.31)%	(b)

Portfolio turnover rate	126.59%		50.48%

(a) Actual amount is less than $0.01 per share.
(b) Annualized.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United
States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d) Total return does not reflect sales charge.
(e)	The expense ratios listed above reflect total expenses prior to any waivers and reimbursements
(gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	For the time period from January 4, 2010 (Date of Initial Public Investments ) to May 31, 2010

See Notes to Financial Statements

CARITAS ALL-CAP GROWTH FUND

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Caritas All-Cap Growth Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on January 4, 2010. The investment objective of the Fund is to seek capital appreciation.  In order to achieve its investment objective, Caritas Capital, LLC (“Advisor”) will seek to invest primarily in a portfolio of common stocks of companies that the Advisor believes have above-average future growth potential relative to their peers.  The Advisor also anticipates hedging the Fund’s long positions in equity securities through investments in “short” exchange traded funds (“ETF’s”).  A “short” ETF is an investment that seeks to track the opposite of the performance of an index by holding in its portfolio short positions in either the contents of the index or a representative sample of the securities in the index.

The Fund invests in companies of all sizes traded on any United States stock exchange or over-the-counter market (“Universe”).  The Universe is not limited by market capitalization or industry segmentation, and may include large-, mid-, small- and micro- cap companies.  The Advisor generally selects common stocks based on fundamental, bottom up research.  Other factors that influence investment decisions include economic and technical analysis.  The Fund will generally hold each of its equity positions from one to three years.  The Advisor, may, however, trade the Fund’s portfolio more actively if market conditions warrant.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America.  In June 2009, the Financial Accounting Standards Board (“FASB”) codified its standards and accounting principles for the financial statements issued for years ending after September 15, 2009.  Herein, the Fund will make reference to accounting principles generally accepted in the United States issued by FASB as Accounting Standards Codification (“ASC”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

a.	Level 1: quoted prices in active markets for identical securities
b.	Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

(Continued)

CARITAS ALL-CAP GROWTH FUND

Notes to Financial Statements

c.	Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the fiscal year ended May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Assets	Total	Level 1	Level 2	Level 3
Common Stocks	$6,622,568	$6,622,568	$-	$-
Exchange Traded Products	673,751	673,751	-	-
Short-Term Investment	1,425,708	-	1,425,708	-
Total	$8,722,027	$7,296,319	$1,425,708	$-

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

(Continued)

CARITAS ALL-CAP GROWTH FUND

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
The Fund pays a monthly advisory fee to Caritas Capital, LLC (the “Advisor”) based upon the average daily net assets of the Fund and calculated at the annual rate as shown in Schedule A.  The Advisor has contractually agreed to waive all or part of its advisory fee and to reimburse expenses at least until August 31, 2010, to ensure that the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, payments under the Rule 12b-1 distribution plan, and acquire fund fees and expenses) will not exceed 1.70% of the daily average net assets for Fund shares.  The expense limitation percentage, as well as the advisory fees waived and expenses reimbursed for the fiscal year ended May 31, 2011, are included in Schedule A provided below.

Schedule A: Advisor Fees		Expense Limitation Ratio	Advisor Fees Waived	Expenses Reimbursed
Average Net Assets	Rate
All assets	1.25%	1.70%	$88,006	$22,687

Administrator
The Fund pays a monthly administration fee to the Administrator based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  A breakdown of these fees is provided below.

Administration Fees*	Custody Fees*			Fund Accounting Fees (monthly)	Fund Accounting Fees	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $50 million	0.175%	First $100 million	0.020%	$2,250	0.01%	$150 per state
Next $50 million	0.150%	Over $100 million	0.009%
Next $50 million	0.125%
Next $50 million	0.100%	*Minimum monthly fees of $3,000 and $417 for Administration and Custody, respectively.
Over $200 million	0.075%

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a wholly owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  It receives compensation for this service at an annual rate of $10,500..

Transfer Agent
Nottingham Shareholder Services, LLC (the “Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  It receives compensation for its services at a rate of $21 per shareholder per year, subject to a minimum fee of $1,750 per month.  The Transfer Agent is also reimbursed for out-of-pocket expenses.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives any sales charges imposed on purchases and re-allocates a portion of such charges to dealers through whom the sale was made, if any.  During the fiscal year ended May 31, 2011, the Distributor did not retain any sales charges.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

(Continued)

CARITAS ALL-CAP GROWTH FUND

Notes to Financial Statements

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the fiscal year ended May 31, 2011, $17,057 in fees were incurred by the Distributor.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:
Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
May 31, 2011	$8,966,908	$7,098,453

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2011.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.  For the year ended May 31, 2011, the tax treatment for the distributions was the same as the book.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended May 31, 2011, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the fiscal year, the Fund did not incur any interest or penalties.

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net investment losses.  For the fiscal year ended May 31, 2011, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$(79,287)
Undistributed Net Investment Income (Loss)	55,640
Undistributed Net Realized Gain (Loss) on Investments	23,647

(Continued)

CARITAS ALL-CAP GROWTH FUND

Notes to Financial Statements

At May 31, 2011, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$7,159,853

Unrealized Appreciation	$1,418,424
Unrealized Depreciation	(72,289)
Net Unrealized Appreciation (Depreciation)	1,346,135
Undistributed Ordinary Loss Undistributed Long Term Capital Gain	(25,762) 163,043

Distributable Earnings	$1,483,416

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.   Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders, Trustees, and
Audit Committee of Caritas All-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Caritas All-Cap Growth Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments, as of May 31, 2010, and the related statements of operations, changes in net assets, and the financial highlights for the period from January 4, 2010 (Date of Initial Public Investment) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Caritas All-Cap Growth Fund as of May 31, 2010, the results of its operations and its changes in its net assets, and the financial highlights for the period from January 4, 2010 (Date of Initial Public Investment) to May 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

BrookWeiner L.L.C.

Chicago, Illinois
July 15, 2011

CARITAS ALL-CAP GROWTH FUND

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At a meeting of the Fund’s Board of Trustees on April 28, 2011, the Trustees unanimously approved the renewal of the Investment Advisory Agreement for another year.  In considering whether to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and the Advisor; (iii) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisor’s practices regarding brokerage and portfolio transactions; and (vi) the Advisor’s practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund’s inception (including research and recommendations with respect to portfolio securities), its procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and its efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares.  The Trustees also noted that the Fund’s principal officer is an employee of the Advisor and serves the Trust without additional compensation.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor’s business, the experience and education of the Fund’s portfolio managers, the Advisor’s compliance programs, and a copy of the Advisor’s Form ADV), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.

In considering the investment performance of the Fund and the Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Morningstar and Bloomberg peer group averages).  The Trustees also considered the consistency of the Advisor’s management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor’s experience managing the Fund, the fact that the Fund is the Advisor’s only client, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Advisor was satisfactory.
(Continued)

CARITAS ALL-CAP GROWTH FUND

Additional Information (Unaudited)

In considering the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Fund, the Trustees evaluated the Advisor’s staffing, personnel, and methods of operating; the education and experience of the Advisor’s personnel; the Advisor’s compliance programs, policies, and procedures; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; the Advisor’s payment of startup costs for the Fund; the overall expenses of the Fund in light of its expense limitation arrangement with the Advisor; and the nature and frequency of advisory fee payments, including prior fee waivers and reimbursements by the Advisor on behalf of the Fund.  The Trustees reviewed the financial statements of the Advisor and discussed the financial stability and profitability of the firm.  The Trustees also discussed the Fund’s expense limitation agreement with the Advisor.  The Trustees considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor’s name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades.  The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the style of investment management, the size of fund and the nature of the investment strategy and markets invested in, among other factors.  The Trustees determined that the Fund’s management fee and net expense ratio were higher than some of the comparable funds and lower than others.  The Trustees also determined that the management fee and net expense ratio were higher than the peer group average.  The Trustees noted that the Fund’s asset level during its start-up phase was much smaller than the industry average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors, the Trustees considered the Fund’s fee arrangements with the Advisor involved both the management fee and an expense limitation arrangement.  The Trustees determined that, while the management fee would remain the same at all asset levels, the Fund’s shareholders would benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Advisor began receiving its full fee.  Thereafter, the Trustees noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Advisor.  Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board of Trustees determined, in light of all the facts and circumstances, that the Fund’s fee arrangements with the Advisor would provide benefits and that, at the Fund’s projected asset levels for the next year, the Fund’s arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.

In considering the Advisor’s practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).  After further review and discussion, the Board of Trustees determined that the Advisor’s practices regarding brokerage and portfolio transactions were satisfactory.

In considering the Advisor’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis for soft dollar payments with broker-dealers, including any broker-dealers affiliated with the Advisor; the basis of decisions to buy or sell securities for the Fund and the Advisor’s other accounts and the method for bunching of portfolio securities transactions should the Advisor add new accounts; and the substance and administration of the Advisor’s code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor’s standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

(Continued)

CARITAS ALL-CAP GROWTH FUND

Additional Information (Unaudited)

Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the renewal of the Investment Advisory Agreement for the Fund.

4.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $2,000 during the fiscal year ended May 31, 2011 from the Fund for their services to the Fund and Trust.

(Continued)

CARITAS ALL-CAP GROWTH FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 79	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	11
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; the Giordano Investment Trust  for the one series of that Trust; Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006; New Providence Investment Trust for its one series 1999 until 2010; (all registered investment companies).

James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	11
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp. Previously, Independent Trustees of the New Providence Investment Trust for the one series of that trust from 2009 until 2010 (a registered investment company);

J. Buckley Strandberg Age: 51	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	11	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991to 2006
Michael G. Mosley Age: 58	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	11	None

(Continued)

CARITAS ALL-CAP GROWTH FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 75	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008	11
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Other Officers
Robert G. Fontana Age: 41 5950 Fairview Road Suite 610-A Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a
D. Jerry Murphey Age: 53 821 Pacific Street Omaha, NE 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a
Julie M. Koethe Age: 30 821 Pacific Street Omaha, NE 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a

(Continued)

CARITAS ALL-CAP GROWTH FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew R. Lee Age: 29 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
James C. Roumell Age: 49 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC since 1998	n/a	n/a
Craig L. Lukin Age:43 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10
Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007; Research Analyst at Roumell Asset Management, LLC from 2003-2007; Private Equity Analyst for Dent & Company, Inc. from 2000-2002; Corporate Value Consulting Manager for PricewaterhouseCoopers, LLP from 1994-2000
				n/a	n/a
T. Lee Hale, Jr. Age: 33	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Director of Financial Reporting for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 34	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

(Continued)

Caritas All-Cap Growth Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services, LLC	Caritas Capital, LLC
116 South Franklin Street	5950 Fairview Road
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	Suite 610-A Charlotte, North Carolina 28210

Toll-Free Telephone: 1-800-773-3863	Toll-Free Telephone: 1-800-773-3863

World Wide Web @: ncfunds.com	World Wide Web @: caritascapital.com

Annual Report 2011
For the Period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011

Presidio Multi-Strategy Fund

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Presidio Multi-Strategy Fund (the “Fund”).  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Presidio Multi-Strategy Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between the Presidio Multi-Strategy Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Presidio Multi-Strategy Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: market risk, sector risk, portfolio turnover risk, investment advisor risk, new fund risk, operating risk, foreign securities and emerging markets risk, currency risk, political/economic risk, derivative risk, currency option transactions risk, currency futures risk, leverage risk, counterparty risk, short sales risk, risks related to investing in other investment companies, exchange traded note risk, small-cap and mid-cap securities risk, interest rate and credit risk, maturity risk, inflation risk, investment-grade securities risk, lower-rated securities or “junk bonds” risk, risks of investing in corporate debt securities, government debt markets may be illiquid or disrupted, and general uncertainty concerning future regulatory changes. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.ncfunds.com.

This Annual Report was first distributed to shareholders on or about August 1, 2011.

For More Information on Your Presidio Multi-Strategy Fund:

See Our Web site @ www.ncfunds.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

Dear Fellow Shareholders of the Presidio Multi-Strategy Fund:

Enclosed for your review is the Annual Report for the Presidio Multi-Strategy Fund (the “Fund”) for the period ending May 31, 2011.  The Fund formally launched on July 7, 2010, so this report reflects the period from that date through May 31, 2011.  The Fund returned +9.74%1 vs. the benchmark (50% S&P and 50% Barclays Agg2) return of 16.65%, with an annualized volatility of 5.9%3 and a beta of 0.245.  The underperformance to the 50% S&P/ 50% Barclays Agg benchmark wasn’t much of a surprise, as the Fund is (and expected to be) significantly underweight in equities (stocks) versus the benchmark.  We should remind shareholders that we do not manage the Fund to any specific benchmark, and that one of our objectives is to continue to provide our clients with a differentiated source of return that is lowly correlated to the general movements of the equity markets, and as such, we are likely to have little equity exposure in the portfolio at any given time. We continue to maintain a diversified portfolio of asset classes and strategies that we think will reward our investors over the long-term.

 Risk, Return and Correlation Statistics:

Presidio Multi Strategy Fund	50% S&P, 50% Barclays Agg
Net Return	9.74%1	16.65%
Realized Volatility	5.9%3	6.2%
Realized Correlation to S&P 500	0.574	0.96
Realized Beta to S&P 500	0.245	0.45

Outlook:

With the run up in risk assets over the last several months, we believe that most asset classes are reasonably priced for the risk that investors must bear.  Equity valuation, credit spreads and other valuation measures point towards a more modest expectation of risk premiums, and looking forward, we expect investors to receive fair (to somewhat slightly below fair) compensation for embracing risk assets (e.g. equities, credit, interest rate risk, commodities).  Though individual asset classes may be fairly valued, we do believe that there are interesting and attractive relative value opportunities in credit, energy and natural resources, which we hope to take advantage of for the Fund.

However, despite the “reasonableness” of valuations, we are aware of the many storm clouds on the horizon – sovereign debt issues in Greece, potential inflationary pressures due to laxed monetary policies, weak economic data (e.g. consumer spending), China hard landing, potential asset bubbles due to excess liquidity, sustainability of an already weak economic recovery once government support ends (i.e. QE2) – just to name a few.  As such, we are not aggressively positioning for any one economic environment and continue to maintain a highly diversified, risk-balanced portfolio that we believe should hold up reasonably well in any market environment.

At Presidio Capital Investments, we remain committed to our investment principles of maintaining a diversified portfolio across asset classes and strategies, and taking on risks we think are worthwhile.  We continue to monitor and price a wide range of risk assets, and evaluate the strategies we can utilize to express and manage those risks.  It is this valuation framework, coupled with our investment philosophy and risk management process that guides us to making thoughtful, risk-adjusted investment decisions.  And we believe that the rapidly changing environment that we are currently in demands even more attention and thoughtfulness in managing risk capital.

I invite any current or prospective shareholder to call or email me directly to discuss the Presidio Multi-Strategy Fund and our investment approach.

With warmest regards,

Matthew R. Lee
Presidio Capital Investments, LLC

The views in the foregoing discussion were those of the Fund’s investment advisor as of the date set forth above and may not reflect its views on the date this Semi-Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  The Fund’s Prospectus contains this and other important information.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  For information on the Fund’s expense ratio, please see the Financial Highlights Table found within the accompanying Annual Report.

1) The performance information quoted above represents past performance and past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Performance data, current to the most recent month end, may be obtained by calling the Fund at (800)525-3863. Fee waivers and expense reimbursements have positively impacted Fund performance. The performance information presented is not inclusive of sales charge and if adjusted for sales charges, performance quoted would be reduced.

2) The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance.  The S&P 500 Total Return Index provides investors with a price-plus gross cash dividend return of the companies represented in the S&P 500 Total Return Index. The Barclays Capital U.S. Government/Credit Index represents securities that are U.S. domestic, taxable, and dollar denominated.  The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities. You cannot invest directly in these indices.  These indices do not have investment advisors and do not pay any commissions, expenses, or taxes.  If these indices did pay commissions, expenses, or taxes, their returns would be lower.

3) Realized volatility is measured as annualized standard deviation and is considered a measure of risk.  Annualized standard deviation is calculated using standard methodology of taking the standard deviation of realized daily returns multiplied by the square root of the number of trading days in a year (assumed at 250).   Volatility is a statistical measure that provides an estimate of the dispersion (or range) of potential returns.  Investors should be aware that volatility estimates, like any other “statistics”, are not constant, and that they may change as the capital markets change and as the composition of the underlying portfolio changes.

4) Correlation is computed into what is known as the correlation coefficient, which ranges between -1 and +1. Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move by an equal amount in the same direction. Alternatively, perfect negative correlation means that if one security moves in either direction the security that is perfectly negatively correlated will move by an equal amount in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

5)  Beta is a measure of the price sensitivity of an asset (or portfolio) to the broader market, and is also considered a risk statistic.  Beta was calculated by regressing the daily returns of the fund and daily returns of the S&P 500 (for the time period from fund inception through 11/30/10).  Investors should be aware that volatility estimates, like any other “statistics”, are not constant, and that they may change as the capital markets change and as the composition of the underlying portfolio changes.

PRESIDIO MULTI-STRATEGY FUND

Performance Update - $10,000 Investment (Unaudited)

For the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011

Performance Returns for the period ended May 31, 2011.
Average Annual Total Returns	Since Inception*	Gross Expense Ratio**
Presidio Multi-Strategy Fund – No Sales Load	9.74%	2.13%
Presidio Multi-Strategy Fund – 4.25% Maximum Sales Load	5.08%	2.13%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Presidio Multi-Strategy Fund – No Sales Load	9.74%	$10,974
Presidio Multi-Strategy Fund – 4.25% Maximum Sales Load	5.08%	$10,508
50% S&P Total Return Index 50% Barclays Capital Aggregate Index	16.65%	$11,665
*The Fund’s inception date – July 7, 2010 (Date of Initial Public Investment).

This graph assumes an initial investment of $10,000 (9,575 after maximum sales load of 4.25%) at July 7, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Presidio Multi-Strategy Fund (the “Fund”) versus a blend of 50% of the S&P 500 Total Return Index and 50% of the Barclays Capital Aggregate Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

** The gross expense ratio shown is from the Fund’s prospectus dated February 28, 2011.  This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data, current to the most recent month-end, by visiting www.ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Fund Expenses (Unaudited)

Example –  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that  the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments.  Therefore, the last line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value December 1, 2010	Ending Account Value May 31, 2011	Expenses Paid During Period*
Actual	$1,000.00	$1,059.30	$8.98
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80

* Actual expenses are based on expenses incurred during the period from December 1, 2010 (Date of Initial Public Investment) to May 31, 2011.  The Fund’s annualized expense ratio is 1.75%.  The values under “Expenses Paid During Period” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011
		Shares	Value (Note 1)

EXCHANGE TRADED PRODUCTS - 115.54%

	Energy Select Sector SPDR Fund	1,300	$ 100,243
*†	iPATH S&P 500 VIX Mid-Term Futures ETN	1,000	49,810
*†	iPATH S&P 500 VIX Short-Term Futures ETN	800	17,032
†	iShares Barclays 1-3 Year Treasury Bond Fund	50	4,218
†	iShares Barclays 20+ Year Treasury Bond Fund	500	48,345
†	iShares Barclays 7-10 Year Treasury Bond Fund	4,100	396,019
†	iShares Barclays Aggregate Bond Fund	2,200	236,412
†	iShares Barclays TIPS Bond Fund	1,400	155,204
†	iShares Dow Jones US Real Estate Index Fund	2,400	150,720
†	iShares iBoxx $ High Yield Corporate Bond Fund	3,350	309,540
†	iShares iBoxx Investment Grade Corporate Bond Fund	10,150	1,131,116
†	iShares JPMorgan USD Emerging Markets Bond Fund	1,100	120,010
†	iShares MSCI Emerging Markets Index Fund	2,200	106,766
†	iShares Russell 2000 Index Fund	950	80,598
†	iShares Russell 2000 Value Index Fund	1,450	109,171
*†	iShares S&P GSCI Commodity Indexed Trust	100	3,627
†	iShares S&P National Municipal Bond Fund	100	10,395
†	iShares S&P North American Nat Resources Sector Index Fund	3,700	166,241
*	Market Vectors Rare Earth/Strategic Metals ETF	1,500	41,100
*†	PowerShares DB Agriculture Fund	1,100	36,003
*†	PowerShares DB US Dollar Index Bullish Fund	8,700	185,649
†	SPDR Barclays Capital Convertible Securities ETF	10,000	426,800
†	SPDR Barclays Capital High Yield Bond ETF	17,600	719,488
†	SPDR Barclays Capital International Treasury Bond ETF	2,000	123,800
†	SPDR S&P 500 ETF Trust	500	67,450
	SPDR S&P MidCap 400 ETF Trust	1,200	219,096
*†	United States Gasoline Fund LP	200	10,122
*†	United States Natural Gas Fund LP	650	7,664
*†	United States Oil Fund LP	700	28,350
†	Vanguard Total Bond Market ETF	3,250	265,492
*†	WisdomTree Dreyfus Emerging Currency Fund	1,700	39,389

	Total Exchange Traded Products (Cost $5,256,477)		5,365,870

			(Continued)

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011
		Shares	Value (Note 1)

COMMON STOCKS - 2.89%

Consumer Discretionary
†	McDonald's Corp.	50	$ 4,077
†	NIKE, Inc.	50	4,224
†	Omnicom Group, Inc.	50	2,340
			10,641
Consumer Staples
†	Altria Group, Inc.	50	1,402
†	Brown-Forman Corp.	50	3,627
†	The Coca-Cola Co.	50	3,341
†	McCormick & Co., Inc.	50	2,513
†	PepsiCo., Inc.	50	3,556
†	Philip Morris International, Inc.	50	3,587
†	The Procter & Gamble Co.	50	3,350
†	Wal-Mart Stores, Inc.	100	5,522
			26,898
Energy
†	Exxon Mobil Corp.	50	4,173
			4,173
Financials
*†	Berkshire Hathaway, Inc.	50	3,952
			3,952
Health Care
†	Abbott Laboratories	50	2,612
†	Becton Dickinson and Co.	50	4,380
μ†	GlaxoSmithKline PLC	50	2,172
†	Johnson & Johnson	100	6,732
†	Medtronic, Inc.	50	2,036
†	Merck & Co., Inc.	50	1,836
μ†	Novo Nordisk	50	6,302
†	Pfizer, Inc.	250	5,362
†	Stryker Corp.	50	3,120
*†	Varian Medical Systems, Inc.	50	3,377
			37,929
Industrials
†	3M Co.	50	4,719
†	General Dynamics Corp.	50	3,712
†	United Technologies Corp.	50	4,387
			12,818

			(Continued)

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011
			Shares		Value (Note 1)

COMMON STOCKS (continued)

Information Technology
*†	Adobe Systems, Inc.		200		$ 6,926
†	Automatic Data Processing, Inc.		50		2,756
†	Cisco Systems, Inc.		100		1,680
†	Factset Research Systems, Inc.		50		5,541
†	Microsoft Corp.		250		6,252
†	Oracle Corp.		250		8,555
†	Paychex, Inc.		100		3,230
†	Qualcomm, Inc.		50		2,929
					37,869

	Total Common Stocks (Cost $114,698)				134,280

		Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

PUT OPTIONS PURCHASED - 0.89%
	iShares Barclays 20+	20	$91.00	8/20/2011	$ 1,800
	SPDR Gold Trust	40	142.00	8/20/2011	6,600
	SPDR S&P 500	50	100.00	12/17/2011	4,378
	SPDR S&P 500	20	115.00	9/17/2011	1,820
	SPDR S&P 500	40	132.00	7/16/2011	7,000
	SPDR S&P 500	45	133.00	7/16/2011	9,270
	SPDR S&P 500	15	138.00	9/17/2011	10,185

	Total Put Options Purchased (Cost $70,931)				41,053

CALL OPTIONS PURCHASED - 3.07%
	CBOE SPX Volatility Index	42	$16.00	9/21/2011	$ 22,260
	Freeport-McMoRan Copper & Gold, Inc.	10	47.00	6/18/2011	4,600
	iShares Barclays 7-10 Year Treasury	52	92.00	9/17/2011	23,920
	iShares Barclays 7-10 Year Treasury	46	95.00	9/17/2011	9,200
	iShares Barclays TIPS Bond Fund	15	110.00	9/17/2011	1,875
	iShares Dow Jones US Real Estate	5	61.00	6/18/2011	915
	iShares iBoxx Invest Grade Corp Bond	4	110.00	9/17/2011	580
	iShares iBoxx Invest Grade Corp Bond	25	111.00	9/17/2011	2,375
	iShares MSCI EAFE	30	61.00	6/18/2011	3,900
	iShares MSCI Emerging Markets	45	47.00	6/18/2011	8,370
	iShares MSCI Japan Index Fund	50	10.00	6/18/2011	1,600

					(Continued)

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011
		Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS PURCHASED (continued)

	iShares S&P National AMT-Free Bond Fund	29	$100.00	8/20/2011	$ 11,165
	iShares S&P National AMT-Free Bond Fund	30	101.00	8/20/2011	7,200
	iShares Silver Trust	10	35.00	1/21/2012	6,000
	Market Vectors Rare Earth/Strategic Metals ETF	1	26.00	6/18/2011	160
	PowerShares DB Commodity Index Tracking Fund	15	20.00	1/21/2012	15,525
	PowerShares DB US Dollar Index Bullish	20	21.00	9/17/2011	1,340
	PowerShares DB US Dollar Index Bullish	30	21.00	6/18/2011	1,170
	PowerShares DB US Dollar Index Bullish	20	22.00	9/17/2011	560
	SPDR Barclays Capital High Yield Bond	16	41.00	9/17/2011	320
	SPDR Gold Trust	20	145.00	6/18/2011	10,000
	SPDR S&P 500	7	132.00	6/18/2011	2,513
	SPDR S&P 500	35	134.00	6/18/2011	7,140

	Total Call Options Purchased (Cost $127,197)				142,688

SHORT-TERM INVESTMENT
§	Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.22%				122,745

	Total Short-Term Investment (Cost $122,745)				122,745

Total Value of Investments (Cost $5,692,048) - 125.04%					$ 5,806,636

Liabilities in Excess of Other Assets - (25.04)%					(1,162,384)

Net Assets - 100%					$ 4,644,252

*	Non-income producing investment
†	Portion of security pledged as collateral for options written
§	Represents 7 day effective yield
μ	American Depositary Receipt

					(Continued)

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Consumer Discretionary	0.23%	$10,641
Consumer Staples	0.58%	26,898
Energy	0.09%	4,173
Financials	0.09%	3,952
Health Care	0.82%	37,929
Industrials	0.28%	12,818
Information Technology	0.82%	37,869
Exchange Traded Products	115.54%	5,365,870
Put Options	0.88%	41,053
Call Options	3.07%	142,688
Short-Term Investment	2.64%	122,745
Total	125.04%	$5,806,636

			(Continued)

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011
		Number of Contracts	Exercise Price	Maturity Date	Value (Note 1)

CALL OPTIONS WRITTEN (note 1)
*	CBOE SPX Volatility Index	5	$ 25.00	7/20/2011	$ 450
*	CBOE SPX Volatility Index	5	27.50	7/20/2011	350
*	CBOE SPX Volatility Index	5	30.00	7/20/2011	275
*	CBOE SPX Volatility Index	25	30.00	9/21/2011	3,000
*	iPath S&P 500 VIX Short-Term Futures ETN	8	35.00	9/17/2011	608
*	iShares MSCI Japan Index Fund	50	11.00	6/18/2011	50
*	SPDR Gold Trust	10	165.00	9/17/2011	1,430
*	SPDR S&P 500	40	132.00	7/16/2011	16,560
*	SPDR S&P 500	45	133.00	7/16/2011	15,885
*	SPDR S&P 500	15	139.00	6/18/2011	240
*	SPDR S&P 500	15	145.00	9/17/2011	750

Total (Premiums Received $50,188)					39,598

PUT OPTIONS WRITTEN (note 1)
*	Freeport-McMoRan Copper & Gold, Inc.	10	47.00	6/18/2011	310
*	iPath S&P 500 VIX Short-Term Futures ETN	8	15.00	9/17/2011	360
*	iShares Barclays 20+	10	95.00	8/20/2011	2,150
*	iShares Barclays 7-10 Year Treasury	52	92.00	9/17/2011	3,120
*	iShares Barclays 7-10 Year Treasury	45	95.00	9/17/2011	6,975
*	iShares Barclays TIPS Bond Fund	15	110.00	9/17/2011	4,050
*	iShares Dow Jones US Real Estate	5	61.00	6/18/2011	155
*	iShares iBoxx Invest Grade Corp Bond	4	110.00	9/17/2011	680
*	iShares iBoxx Invest Grade Corp Bond	26	111.00	9/17/2011	5,980
*	iShares MSCI EAFE	30	61.00	6/18/2011	1,530
*	iShares MSCI Emerging Markets	45	47.00	6/18/2011	1,575
*	iShares MSCI Japan Index Fund	50	9.00	6/18/2011	150
*	iShares S&P National AMT-Free Bond Fund	26	100.00	8/20/2011	1,365
*	iShares S&P National AMT-Free Bond Fund	26	101.00	8/20/2011	1,950
*	PowerShares DB US Dollar Index Bullish	20	21.00	9/17/2011	680
*	PowerShares DB US Dollar Index Bullish	30	21.00	6/18/2011	150
*	PowerShares DB US Dollar Index Bullish	20	22.00	9/17/2011	1,900
*	SPDR Barclays Capital High Yield Bond	16	41.00	9/17/2011	2,560
*	SPDR Gold Trust	20	145.00	6/18/2011	860
*	SPDR Gold Trust	20	148.00	8/20/2011	7,400
*	SPDR S&P 500	10	124.00	9/17/2011	2,000
*	SPDR S&P 500	15	125.00	6/18/2011	210
*	SPDR S&P 500	7	132.00	6/18/2011	532
*	SPDR S&P 500	35	134.00	6/18/2011	4,620

Total (Premiums Received $95,025)					51,262

					(Continued)

PRESIDIO MULTI-STRATEGY FUND

Schedule of Investments

As of May 31, 2011
	Number of Contracts	Value (Note 1)

SECURITIES SOLD SHORT

EXCHANGE TRADED PRODUCTS
iShares Barclays 1-3 Year Treasury Bond Fund	2,700	$ 227,799
iShares Barclays 20+ Year Treasury Bond Fund	948	91,662
iShares Barclays 3-7 Year Treasury Bond Fund	1,650	193,825
iShares Barclays 7-10 Year Treasury Bond Fund	7,200	695,448
iShares Russell 2000 Index Fund	1,550	131,502
iShares S&P 500 Index Fund	1,050	142,076
SPDR Dow Jones Industrial Average ETF Trust	600	75,300
SPDR S&P 500 ETF Trust	1,100	148,390

Total (Premiums Received $1,649,141)		$ 1,706,002

See Notes to Financial Statements

PRESIDIO MULTI-STRATEGY FUND

Statement of Assets and Liabilities

As of May 31, 2011

Assets:
Investment in securities, at fair value (cost $5,692,048)	$5,806,636
Cash	585,131
Receivables:
Investment securities sold	2,023
Capital shares sold	34,469
Dividends and interest	127
Prepaid expenses	25,538

Total assets	6,453,924

Liabilities:
Call Options written, at fair value (premiums received $50,188)	39,598
Put Options written, at fair value (premiums received $95,025)	51,262
Securities sold short, at fair value (proceeds received $1,649,141)	1,706,002
Payables:
Investment securities purchased	5,145
Accrued expenses
Administration fees	1,983
Advisory fees	3,966
Other expenses	1,716

Total liabilities	1,809,672

Net Assets	$4,644,252

Net Assets Consist of:
Capital	$4,433,131
Undistributed net investment income	16,756
Undistributed net realized gain on investments	82,284
Net unrealized appreciation on investments	112,081

Total Net Assets	$4,644,252
Shares Outstanding, no par value (unlimited authorized shares)	434,832
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$10.68

Maximum Offering Price Per Share ($10.68 ÷ 95.75%)	$11.15

See Notes to Financial Statements

PRESIDIO MULTI-STRATEGY FUND

Statement of Operations

For the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011

Investment Income:
Interest	$65
Dividends	91,203

Total Investment Income	91,268

Expenses:
Advisory fees (note 2)	30,470
Administration fees (note 2)	15,234
Distribution and service fees (note 3)	7,617

Total Expenses	53,321

Net Expenses	53,321

Net Investment Income	37,947

Realized and Unrealized Gain from Investments

Net realized gain (loss) from:
Investments	56,210
Options Written	380,194
Options Purchased	(265,036)

Unrealized appreciation on investments
Investments	72,116
Options Written	54,353
Options Purchased	(14,388)

Realized and Unrealized Gain from Investments	283,449

Net Increase in Net Assets Resulting from Operations	$321,396

See Notes to Financial Statements

PRESIDIO MULTI-STRATEGY FUND

Statement of Changes in Net Assets

For the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011

Increase in net assets from operations:
Net investment income	$37,947
Net realized gain from investment transactions	171,368
Unrealized appreciation on investments	112,081

Net Increase in Net Assets Resulting from Operations	321,396

Distributions to Shareholders: (note 6)
Net investment income	(21,191)
Net realized gain from investment transactions	(89,084)

Decrease in Net Assets Resulting from Distributions	(110,275)

Capital Share Transactions:
Shares sold	4,756,624
Reinvested dividends and distributions	109,771
Shares redeemed	(433,264)

Increase from Capital Share Transactions	4,433,131

Net Increase in Net Assets	4,644,252

Net Assets:
Beginning of period	-
End of period	$4,644,252

Share Information:
Shares Sold	466,153
Reinvested distributions	10,839
Shares redeemed	(42,160)
Net Increase in Capital Shares	434,832
Shares Outstanding, Beginning of Period	-
Shares Outstanding, End of Period	434,832

See Notes to Financial Statements

PRESIDIO MULTI-STRATEGY FUND

Financial Highlights

For a share outstanding for the period from
July 7, 2010 (Date of Initial Public Investment) to May 31, 2011

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations
Net investment income (f)	0.09
Net realized and unrealized gain on securities	0.87

Total from Investment Operations	0.96

Less Distributions:
Dividends (from net investment income)	(0.05)
Distributions (from capital gains)	(0.23)

Total Distributions	(0.28)

Net Asset Value, End of Period	$10.68

Total Return (c)(d)	9.74%

Net Assets, End of Period (in thousands)	$4,644

Average Net Assets for the Period (in thousands)	$3,405

Ratios of:
Gross Expenses to Average Net Assets (e) (g)	1.74%	(a)
Net Expenses to Average Net Assets (e)	1.74%	(a)
Net Investment Income (Loss) to Average Net Assets (f)	1.24%	(a)

Portfolio turnover rate	51.01%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(g) Does not include expenses of the investment companies in which the Fund invests.

See Notes to Financial Statements

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Presidio Multi-Strategy Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.
The investment objective of the Fund is to seek capital appreciation without regard to current income.

The Fund’s investment advisor, Presidio Capital Investments, LLC (the “Advisor”), seeks to achieve the Fund’s investment objective by investing in a globally diversified portfolio of (i) domestic and foreign equity securities, (ii) domestic and foreign government and corporate debt securities, including Exchange Traded Notes (“ETNs”) and “junk bonds” and (iii) options and futures on currencies and commodities. The Fund may invest in these securities directly or indirectly through investments in other investment companies including Exchange Traded Funds (“ETFs”). The Fund’s investment policy may be changed without shareholder approval upon prior written notice to shareholders.

The Advisor’s methodology is based upon analysis that seeks to measure the risk and volatility of asset classes, macroeconomic factors of relative valuations between asset classes, world economies, economic sectors, and individual securities within those asset classes and industry sectors relative to the potential and expected return of those asset classes and individual securities within asset classes over comparable time periods. The Fund’s portfolio is constructed using a multi-faceted analysis designed to contribute to and balance the level of risk and return of the Fund’s portfolio.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
The Fund’s investments in securities are carried at fair value. Investments in funds within the Presidio Multi-Strategy Fund are valued based on the net asset values as reported by the underlying funds Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Option Valuation
Exchange-listed options are valued at their last quoted sales price as reported on their primary exchange as of 4:00 p.m. Eastern Time (the “Valuation Time”).  For purposes of determining the primary exchange for each exchange-traded portfolio option the following shall apply: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE shall be considered the primary exchange for such option, unless the Advisor instructs the Administrator in writing to use a different exchange as the primary exchange for such option; and (ii) if the option does not trade on the CBOE, the Advisor shall

(Continued)

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

instruct the Administrator in writing as to the primary exchange for such option.  Unlisted options for which market quotations are readily available are valued at the last quoted sales price at the Valuation Time.  If an option is not traded on the valuation date, the option shall be priced at the mean of the last quoted bid and ask prices as of the Valuation Time.  An option may be valued using Fair Valuation when (i) the option does not trade on the valuation date; and (ii) reliable last quoted bid and ask prices as of the Valuation Time are not readily available.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund have realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.  Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: Unadjusted quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

An Investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the initial period from July 7, 2010 through May 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used in valuing the Fund's assets:

Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Exchange Traded Products	$5,365,870	$5,365,870	$-	$-
Common Stocks	134,280	134,280	-	-
Put Options Purchased	41,053	41,053	-	-
Call Options Purchased	142,688	142,688	-	-
Short-Term Investment	122,745	-	122,745	-
Total Assets	$5,806,636	$5,683,891	$122,745	$-

Liabilities
Call Options Written	$39,598	$39,598	$-	$-
Put Options Written	51,262	51,262	-	-
Securities Sold Short	1,706,002	1,706,002	-	-
	$1,796,862	$1,796,862	$-	$-

(Continued)

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund’s independent pricing services and the Fund’s net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets on the Statements of Assets and Liabilities.  Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table set forth the effect of the option contracts on the Statement of Assets and Liabilities for the initial period ending May 31, 2011:

Derivative Type	Location	Fair Value
Equity Contracts – purchased options	Investments, at value	$183,741
Equity Contracts – written options	Call options written, at value	90,860

The following table sets forth the effect of the option contracts on the Statement of Operations for the period ending May 31, 2011:

Derivative Type	Location	Gains (Losses)
Equity Contracts – purchased options	Net realized loss from options	(265,036)
Equity Contracts – written options	Net realized gain from options	380,194
Equity Contracts – purchased options	Change in unrealized depreciation	(14,388)
Equity Contracts – written options	Change in unrealized appreciation	54,353
Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

(Continued)

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.00% of the average daily net assets of the Fund.  The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.   In accordance with these terms, the Fund paid $30,470 in advisory fees for the initial period ended May 31, 2011.

Administrator
The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.500% if the average daily net assets are under $51 million and gradually decreases to an annual rate of 0.078% if the average daily net assets are $1,095,000,000 or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to assume certain fees of the administrator to the extent such fees exceed the maximum of 1.75% of the average daily net assets of the Fund to be paid by the Fund to the administrator under its consolidated fee arrangement.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.

The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.  The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums. The Fund paid $15,234 in administration fees for the initial period ended May 31, 2011.

(Continued)

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Certain Trustees and officers of the Trust may also be officers of the Advisor, the Distributor, the Administrator, or NCS.

Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expense incurred indirectly by the Fund will vary.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”).  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund’s average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.  For the initial period ended May 31, 2011, $7,617 in fees were incurred by the distributor.

4.	Purchases and Sales of Investment Securities

For the initial period from July 7, 2010 through May 31, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Initial Period	Purchases of Securities	Proceeds from Sales of Securities
July 7, 2010 - May 31, 2011	$4,652,838	$996,457

There were no long-term purchases or sales of U.S Government Obligations during the initial period from July 7, 2010 through May 31, 2011.
(Continued)

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

5.	Options Writing

Option Contracts Written for the initial period ending May 31, 2011	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Period	-	$ -
Options written	5,516	831,004
Options closed	(2,335)	(332,528)
Options exercised	-	-
Options expired	(2,413)	(353,263)
Options Outstanding, End of Period	768	$ 145,213

6.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. For the initial period ended May 31, 2011, there were no differences between the book and the tax treatment of the distributions.

Management has analyzed the Fund’s tax positions for all open tax years (current and prior three tax years, is applicable) and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the initial period from July 7, 2010 through May 31, 2011, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

On May 31, 2011, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$5,723,199

Unrealized Appreciation	$266,679
Unrealized Depreciation	(154,598)
Net Unrealized Appreciation	112,081
Undistributed Ordinary Income	130,092
Undistributed Long-term Capital Gain	95

Distributable Earnings	$242,268

7.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

PRESIDIO MULTI-STRATEGY FUND

Notes to Financial Statements

8.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

Leverage
The Partnership intends to utilize leverage, including the use of borrowed funds, in equity trading and may use leverage as well in certain types of options, such as puts, calls, and warrants.  While such strategies and techniques increase the opportunity to achieve higher returns on amounts invested, they also substantially increase the risk of loss.

Securities sold short represent obligations of the Fund to deliver the specified security at the contracted price and, thereby, create a liability to repurchase the security in the market at prevailing prices.  Accordingly, these transactions result in off-balance sheet risk as the Fund’s satisfaction of the obligations may exceed the amount recognized in the statement of financial condition.  As of December 31, 2010, there were $1,706,002 of securities sold short by the Fund.

Concentration of Cash
The total cash held by the Fund at May 31, 2011, includes approximately $335,000 in monies that are not covered by insurance provided by the federal government. It is the opinion of management that the solvency of the referenced financial institutions is not of particular concern at this time.

9.	New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

10.	Subsequent Events

In accordance with the adoption of ASC Topic 855, Subsequent Events, and in preparing these financial statements, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders,
Trustees, and
Audit Committee of
Presidio Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities of the Presidio Multi-Strategy Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments, as of May 31, 2011, and the related statements of operations, changes in net assets and the financial highlights for the period from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Presidio Multi-Strategy Fund as of May 31, 2011, the results of its operations and its changes in its net assets and the financial highlights from July 7, 2010 (Date of Initial Public Investment) to May 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

BrookWeiner L.L.C.

Chicago, Illinois
July 21, 2011

PRESIDIO MULTI-STRATEGY FUND

Additional Information
(Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees received aggregate compensation of $1,500 during the fiscal year ended May 31, 2011 from the Fund for their services to the Fund and Trust.

PRESIDIO MULTI-STRATEGY FUND

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 79	Trustee, Chairman	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	11
Independent Trustee of the following: DGHM Investment Trust for the two series of that trust; Gardner Lewis Investment Trust for the two series of that trust; the Giordano Investment Trust  for the one series of that Trust; Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006; New Providence Investment Trust for its one series 1999 until 2010; (all registered investment companies).

James H. Speed, Jr. Age: 57	Trustee	Since 7/09	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	11
Independent Trustee of the following Hillman Capital Management Investment Trust for the two series of that trust; Nottingham Investment Trust II for the four series of the trust; and Tilson Investment Trust for the two series of that trust; (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp. Previously, Independent Trustees of the New Providence Investment Trust for the one series of that trust from 2009 until 2010 (a registered investment company);

J. Buckley Strandberg Age: 51	Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982	11	Director, Southern Bank from 2002-2006; Independent Trustee, Nottingham Investment Trust II for the four series of that trust (registered investment company) from 1991to 2006
Michael G. Mosley Age: 58	Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004	11	None

PRESIDIO MULTI-STRATEGY FUND

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Theo H. Pitt, Jr. Age: 75	Trustee	Beginning 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008	11
Independent Trustee of DGHM Investment Trust for its two series and Gardner Lewis Investment Trust for its two series (all registered investment companies); previously Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies)

Other Officers
Robert G. Fontana Age: 41 5950 Fairview Road Suite 610-A Charlotte, NC 28210	President and Treasurer (Caritas All-Cap Growth Fund)	Since 7/09
President and CIO of Caritas Capital, LLC (advisor to the Caritas All-Cap Growth Fund) since 2009; Portfolio Manager for Portfolio Capital Management (investment management) since 2006; previously, Portfolio Manager for Covenant Capital, LLC (investment management)
				n/a	n/a
D. Jerry Murphey Age: 53 821 Pacific Street Omaha, NE 68108	President (FMX Funds)	Since 7/09
Manager, President, and CEO of FolioMetrix, LLC (advisor to the FMX Funds) since 2009; principal of Uptrade Research Associates, LLC (investment research) since 2009; previously, Investment Management Consultant for Prudential Investments, Wealth Management Solutions (investment management)
				n/a	n/a
Julie M. Koethe Age: 30 821 Pacific Street Omaha, NE 68108	Treasurer (FMX Funds)	Since 4/10
Chief Operating Officer of FolioMetrix, LLC (advisor to the FMX Funds) since 2010; Insurance Accounting Supervisor for Applied Underwriters (workers compensation and payroll service provider) from 2003-2010
				n/a	n/a

PRESIDIO MULTI-STRATEGY FUND

Additional Information
(Unaudited)

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Matthew R. Lee Age: 29 1777 Borel Place, Suite 415, San Mateo, CA 94402	President (Presidio Multi-Strategy Fund)	Since 2/10
Chief Executive Officer of Presidio Capital Investments, LLC since 2006;  Financial Planning Specialist with Smith Barney, a division of Citigroup Global Markets, Inc. (now known as Morgan Stanley Smith Barney) from 2004-2006; Associate at Bank of America Investments, Inc. from 2003-2004
				n/a	n/a
James C. Roumell Age: 49 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	President (Roumell Opportunistic Value Fund)	Since 9/10	President of Roumell Asset Management, LLC since 1998	n/a	n/a
Craig L. Lukin Age:43 2 Wisconsin Circle Suite 660 Chevy Chase, MD 20815	Treasurer (Roumell Opportunistic Value Fund)	Since 9/10
Chief Operating Officer and Chief Compliance Officer of Roumell Asset Management, LLC since 2007; Research Analyst at Roumell Asset Management, LLC from 2003-2007; Private Equity Analyst for Dent & Company, Inc. from 2000-2002; Corporate Value Consulting Manager for PricewaterhouseCoopers, LLP from 1994-2000
				n/a	n/a
T. Lee Hale, Jr. Age: 33	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Director of Financial Reporting for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 34	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Presidio Multi-Strategy Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:
Documented:	Documented:

Nottingham Shareholder Services	Presidio Capital Investments, LLC
116 South Franklin Street	1777 Borel Place, Suite 415
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	San Mateo, California, 94402

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	650-341-1019

World Wide Web @: ncfunds.com	World Wide Web @: presidio-cap.com

Item 2.  CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, May 31, 2011, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BrookWeiner, LLC (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2010	2011
FMX Growth Allocation Fund	$9,500	$11,000
FMX Total Return Fund	$9,500	$11,000
Caritas All-Cap Growth Fund	$9,500	$9,500
Presidio Multi-Strategy Fund	n/a	$9,500

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31 2010 and May 31, 2011 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2010	2011
FMX Growth Allocation Fund	$3,000	$3,700
FMX Total Return Fund	$3,000	$3,700
Caritas All-Cap Growth Fund	$3,000	$3,700
Presidio Multi-Strategy Fund	n/a	$3,700

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2010 and May 31, 2011 were $9,000 and $14,800, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.  CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/ Dale J. Murphey
Dale J. Murphey President and Principal Executive Officer, FMX Growth Allocation Fund and the FMX Total Return Fund
Date: August 8, 2011

By: (Signature and Title)	/s/ Robert G. Fontana
Robert G. Fontana President, Treasurer, Principal Executive Officer and Principal Financial Officer, Caritas All-Cap Growth Fund
Date: August 5, 2011

By: (Signature and Title)	/s/ Matthew R. Lee
Matthew R. Lee, President, Treasurer, Principal Executive Officer and Principal Financial Officer, Presidio Multi-Strategy Fund
Date: August 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Dale J. Murphey
Dale J. Murphey President and Principal Executive Officer, FMX Growth Allocation Fund and the FMX Total Return Fund
Date: August 8, 2011

By: (Signature and Title)	/s/ Julie M. Koethe
Julie M. Koethe Treasurer and Principal Financial Officer, FMX Growth Allocation Fund and the FMX Total Return Fund
Date: August 2, 2011

By: (Signature and Title)	/s/ Robert G. Fontana
Robert G. Fontana President, Treasurer, Principal Executive Officer and Principal Financial Officer, Caritas All-Cap Growth Fund
Date: August 5, 2011

By: (Signature and Title)	/s/ Matthew R. Lee
Matthew R. Lee, President, Treasurer, Principal Executive Officer and Principal Financial Officer, Presidio Multi-Strategy Fund
Date: August 10, 2011